UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

                                                                              MID-WISCONSIN FINANCIAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

                                                                                                NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy

Mid-Wisconsin Financial Services, Inc.

____________________________

Notice of 2009 Annual Meeting of Shareholders

Proxy Statement

2008 Form 10-K Annual Report

Mid-Wisconsin Financial Services, Inc.

Notice of Annual Meeting of Shareholders

_______________

The annual meeting of shareholders of Mid-Wisconsin Financial Services, Inc. (the “Company”) will be held at the Simek Recreational Center, 1037 West Broadway Avenue, Medford, Wisconsin, on April 28, 2009, at 5:00 p.m. local time.  Registration will begin at 4:30 p.m. to allow the meeting to begin promptly at 5:00 p.m.  The following proposals will be presented to the shareholders at the annual meeting:

1.

The election of two Class II directors for terms that will expire at the annual meeting of shareholders to be held in 2012;

2.

Approval of Amended and Restated Articles of Incorporation for the Company;

3.

Approval of a non-binding resolution endorsing the Company’s executive compensation practices;

4.

Approval of the appointment of Wipfli LLP as independent auditor for the year ending December 31, 2009; and

5.

Any other business that properly comes before the meeting.

The record date for determining the holders of common stock entitled to notice of and to vote at the annual meeting or any adjournment thereof is March 2, 2009.

Please promptly vote, sign, date, and return the enclosed proxy in the enclosed envelope.

March 25, 2009

By order of the Board of Directors

James F. Warsaw

President and Chief Executive Officer

____________________________

A proxy card and postage free envelope are enclosed.

Proxy Statement

Mid-Wisconsin Financial Services, Inc.

March 25, 2009

Table of Contents

Page

Solicitation of Proxies

1

Proxies and Voting Procedures

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Your Vote

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Shareholders Entitled to Vote

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Quorum, Required Vote, and Related Matters

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Costs of Solicitation

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Proxy Statement and Other Shareholder Proposals

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Governance of the Company

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The Board

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Committees and Meetings

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Proposal No. 1 – Election of Directors

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Nominations for Director

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Election of Directors

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Director Compensation for 2008

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Beneficial Ownership of Common Stock

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Beneficial Owners of More than 5%

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Ownership of Board and Management

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Section 16(a) Beneficial Ownership Reporting Compliance

10

Participation in TARP Capital Purchase Program

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Executive Officer Compensation

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Summary Compensation Table for 2008

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Outstanding Equity Awards at Fiscal Year-End 2008

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Termination and Change in Control Payments

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Audit Committee Report and Related Matters

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Audit Committee Report

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Independent Auditor Fees

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Audit Committee Pre-Approval Policy

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Proposal No. 2 – Approval of Amended and Restated Articles of Incorporation

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Rationale for Amended and Restated Articles of Incorporation

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Proposed Amended and Restated Articles of Incorporation

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Proposal No. 3 – Advisory (Non-Binding) Vote on Executive Compensation

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Proposal No. 4 – Ratification of The Appointment of Independent Auditors

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 28, 2009  21

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Proxy Statement

Mid-Wisconsin Financial Services, Inc.

132 West State Street

Medford, Wisconsin 54451

March 25, 2009

Solicitation of Proxies

We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Mid-Wisconsin Financial Services, Inc. (the “Company”) for use at the 2009 annual meeting of shareholders, including any adjournment thereof.  The annual meeting will be held at 5:00 p.m., at the Simek Recreational Center, 1037 West Broadway Avenue, Medford, Wisconsin, on April 28, 2009.  Registration will begin at 4:30 p.m. to allow the meeting to begin promptly at 5:00 p.m.

Proxies and Voting Procedures

Your Vote

Your vote is important.  Whether or not you plan to attend the annual meeting, please sign, date, and return the enclosed proxy promptly in order to be sure that your shares are voted.  You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company at our principal office in Medford, Wisconsin by filing another duly executed proxy bearing a later date with the Secretary, or by giving oral notice at the annual meeting.

All shares represented by your properly completed proxy, if it has been submitted to the Company prior to the meeting and has not been revoked, will be voted in accordance with your instructions.  If you do not indicate how your shares should be voted on a proposal, the shares represented by your properly completed proxy will be voted as the Board recommends.

If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the form of proxy furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote.

Shareholders Entitled to Vote

Common shareholders at the close of business on the record date are entitled to notice of and to vote at the annual meeting.  Each share is entitled to one vote on each proposal properly brought before the annual meeting.  Votes cast by proxy or in person at the annual meeting will

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be tabulated by an inspector of elections appointed by the Board.  On the record date, March 2, 2009, there were 1,643,985 shares of common stock outstanding.

Quorum, Required Vote, and Related Matters

Quorum.  A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy.  For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum.  Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

“Street Name” Accounts.  If you hold shares in “street name” with a broker, bank, or other custodian, you will receive voting instructions from the holder of record of your shares.  In some cases, a broker may be able to vote your shares even if you provide no instructions (such as the election of directors), but on other matters your broker may vote the shares held for you only if you provide voting instructions.  Shares for which a broker does not have the authority to vote are recorded as a “broker non-vote” and are not counted in the vote by shareholders.

Election of Directors.  Directors are elected by a plurality of the votes cast by the shares entitled to vote (Proposal No. 1).  For this purpose, a “plurality” means that the individuals receiving the largest number of votes are elected as directors.  You may vote in favor of the nominees specified on the accompanying form of proxy or may withhold your vote as to one or more of such nominees.  Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

Approval of Amended and Restated Articles of Incorporation.  The approval of the proposed Amended and Restated Articles of Incorporation (Proposal No. 2) will be approved if more shares are voted for the proposal than are voted against the proposal.  Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the approval of our Amended and Restated Articles of Incorporation.

Approval of Non-Binding Resolution Regarding Executive Compensation.  The approval of the non-binding resolution endorsing our executive compensation practices (Proposal No. 3) will be approved if more shares are voted for the proposal than are voted against the proposal.  Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the approval of the resolution.

Approval of Auditor.  The appointment of our independent auditor (Proposal No. 4) will be approved if more shares are voted for the proposal than are voted against the proposal.  Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the approval of the auditor.

All Other Proposals.  As of the date of this proxy statement, there are no other proposals to be brought before the annual meeting.  Generally, a proposal other than the election of directors that is brought before the meeting will be approved if the votes cast for the proposal exceed the votes cast against the proposal.

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Costs of Solicitation

In addition to solicitation by mail, officers, directors, and regular employees of the Company and its subsidiaries may solicit proxies in person or by telephone, facsimile, electronic mail, or other forms of communication.  Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries, and other nominees in forwarding proxy material to beneficial owners of our common stock will be borne by the Company.

Proxy Statement and Other Shareholder Proposals

Any shareholder who intends to present a proposal at the annual meeting to be held in 2010 must deliver the written proposal to the Secretary of the Company at our office in Medford, Wisconsin:

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not later than November 25, 2009, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

•

on or after January 22, 2010, but on or before February 21, 2010, if the proposal is submitted pursuant to our bylaws, in which case we are not required to include the proposal in our proxy materials.

Shareholders may present a proposal at the 2010 annual meeting for consideration only if proper notice of the proposal has been given in accordance with one of these requirements.  Nominations for directors made from the floor at the annual meeting of shareholders to be held in 2010 require advance notice in accordance with the bylaws.

Governance of the Company

The Board

Number of Directors.  Our Board is composed of three classes, each consisting of three directors.  One class of directors is to be elected each year to serve a three-year term.  Any vacancy may be filled by the Board until the next succeeding annual meeting of shareholders.

Communicating with the Board.  Shareholders and others may communicate with the Board by writing to the Chairman at the Company’s corporate office, 132 West State Street, Medford, Wisconsin 54451.  Individual directors may also be contacted in writing at the same address.  Mail that prominently contains the words “Shareholder Communication” on the envelope will be forwarded unopened to the director to whom it is addressed.  Mail that is not so marked may be opened for sorting before forwarding to the individual directors to whom it is addressed.  If a complaint or concern involves accounting, internal accounting controls over financial reporting, or auditing matters, the correspondence may be addressed, and will be forwarded, to the Chairman of the Audit Committee.

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Attendance at Board Meetings.  During 2008, the Board met 10 times.  All of the directors attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which they served.

Attendance at Annual Meetings.  The Board has an informal policy under which all directors are expected to attend the annual meeting of shareholders.  All outside directors attended the annual meeting held in 2008.

Certain Relationships and Related Transactions.  The Company has not adopted any formal policies or procedures for the review, approval, or ratification of transactions that may be required to be reported under the Securities and Exchange Commission (“SEC”) disclosure rules.  Any proposed transactions will be reviewed by the entire Board (other than the director involved) on a case-by-case basis, taking into consideration the availability of alternative providers to meet the Company’s requirements, the amount involved in the proposed transaction, the interest of the director or executive officer (or immediate family member) in the transaction, whether the services or products being proposed are available on terms that are comparable to similar arms-length transactions between unrelated parties, and such other factors as the Board may consider important and appropriate to its determination.

There was no transaction with related parties in 2008 that is required to be disclosed under the rules of the SEC because it exceeded $120,000 and one of our directors or executive officers (or their affiliates or members of their immediate family) had a direct or indirect material interest in such transaction.  During the year, in the ordinary course of business, our directors and officers and the directors and officers of our wholly-owned subsidiary, Mid-Wisconsin Bank (the “Bank”), and many of their associates and the firms for which they serve as directors and officers, conducted banking transactions with the Bank or provided certain services to the Company.  All employees of the Bank are eligible to borrow up to a maximum of $100,000 at rates that are adjusted quarterly to an amount equal to the sum of (1) the average rate paid by the Bank on certificates of deposit, (2) 1.5%, and (3) the FDIC premium rate on deposits.  All other loans in 2008 to directors and officers and to persons or firms affiliated with such directors and officers were made at substantially the same interest rates as those prevailing at the time for comparable transactions with unrelated persons.  All loans made in 2008 to directors and officers and their affiliates were subject to substantially the same collateral requirements, did not involve more than normal risk of collectibility, and did not present other unfavorable features as compared to loans made to unrelated persons.  We expect that transactions such as those described above will continue in the future.

Director Independence.  Each of our directors, other than Mr. Warsaw, satisfies the criteria for director independence under the listing standards applicable to companies listed on The Nasdaq National Market stock exchange.  In reaching its determination of director independence, the Board considered the banking relationship described under the preceding paragraph.

Committees and Meetings

Nominating Committee.  The functions of a nominating committee are performed by the Board as a whole.  See “Proposal No. 1 – Election of Directors - Nominations for Director.”

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Audit Committee.  The Audit Committee is a separately-designated standing committee of the Board meeting the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee has responsibility for, among other things, (a) appointing or replacing the Company’s independent auditors; (b) overseeing the work of the independent auditors (including resolution of any disagreements between management and the auditors regarding financial reporting); (c) reviewing the independent auditors’ performance, qualifications and independence; (d) approving all auditing and permitted non-auditing services to be performed by the independent auditors with limited exceptions; (e) reviewing the Company’s financial statements, internal audit function and system of internal controls; (f) overseeing compliance by the Company with legal and regulatory requirements and with the Company’s Code of Business Conduct and Ethics; and (g) producing the report required by federal securities regulations for inclusion in the Company’s proxy statement.  Each member of the Audit Committee satisfies the criteria for independence under the listing standards applicable to companies listed on The Nasdaq National Market.  The Audit Committee held six meetings in 2008.  Mr. Schoofs, Ms. Hemer, Mr. Hallgren, and Mr. Lundin served as members of the Audit Committee in 2008.  See “Audit Committee Report and Related Matters – Audit Committee Report.

Compensation Committee.  The functions of a compensation committee are fulfilled by the Board’s Executive Committee and the Executive Committee of the Board of Directors of the Bank.  The Executive Committees of the Company and the Bank consist of the same individuals and are responsible for the administration of the compensation policies of the Company and the Bank.  The committees met three times during 2008.  See “Executive Officer Compensation – Compensation Discussion and Analysis.”

Proposal No. 1 – Election of Directors

Nominations for Director

The Board.  The Board believes that it is appropriate for the Board, as a whole, to identify and recommend nominees for directorships rather than using a separate nominating committee.  The basis for the Board’s position rests on the following considerations:

•

the nature of community-based banking requires directors who can be strong supporters of our business in our market area and the Board, as a whole, is better able to identify and evaluate such persons;

•

the nature of our community-based banking business increases the need to identify Board members who understand our market area rather than candidates who have national or regional banking experience;

•

all but one member of the Board is an independent director; and

•

the Board is relatively small and engages in active discussion of appropriate candidates.

Members of the Board do not take part in the consideration of their own candidacy.

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Identification of Candidate and Shareholder Recommendations.  The Board will consider candidates recommended by shareholders, Board members, executive officers, employees, or other sources.  From time to time, the size of the Board may be adjusted to reflect the number of qualified Board candidates.  Persons considered for nomination will also include incumbents whose term will expire at the next annual meeting.

To recommend an individual for consideration as a director nominee by the Board, a shareholder should mail or otherwise deliver a written recommendation to the Board not later than the December 1 immediately preceding the annual meeting for which the individual is to be considered for inclusion as a nominee of the Board.  At a minimum, a shareholder recommendation should include the individual’s current and past business or professional affiliations and experience, age, stock ownership, particular banking or business qualifications, if any, and such other information as the shareholder deems relevant to assist the Board in considering the individual’s potential service as a director.

Qualifications.  The Board has adopted certain minimum qualifications for directors, including the requirement that each director is expected to acquire beneficial ownership of a minimum of 1,000 shares of our stock during the director’s first four years in office.  Directors may not continue to serve beyond the end of the calendar quarter in which they attain age 65.  In addition, certain actions or events are grounds for resignation, including filing for bankruptcy, maintaining a loan that has been classified because of default in its payment or other terms, or a physical or mental condition that renders the director incapable of performing his duties.

In addition to meeting the specific qualifications for director, the Board believes that persons nominated for director should have had a successful career in business or a profession that demonstrates an ability to understand the economic, financial, operational, and regulatory issues that have an impact on our banking business; possess a reputation for personal and professional integrity; be able to exercise independent judgment; and have a familiarity with our market area and customers.  Incumbent Board members are considered by the Board on the basis of these qualities and also on the basis of their service during their term in office.  In addition to considering the qualifications of a potential nominee, the Board also considers the qualifications of the nominee; the mix of age, skills, and experience of current Board members; and the expectation that one or more directors may leave the Board because of attaining mandatory retirement age or for other personal reasons.  All potential nominees submitted to, or identified by, the Board are evaluated on a similar basis for their level of qualifications and experience.

Election of Directors

At the annual meeting, shareholders will be asked to elect Kurt D. Mertens and James F. Warsaw as Class II directors for terms that will expire at the annual meeting of shareholders to be held in 2012.  Each of the candidates has consented to serve if elected, but in the event one or more of the nominees is not a candidate at the annual meeting, it is the intention of the proxies to vote for such substitute or substitutes as may be designated by the Board.

As a result of the resignation of Kathryn Hemer as a Class II director, which was effective December 31, 2008, a vacant Class II director seat remains open.  Although the Board has had preliminary discussions regarding the identification of potential candidates to fill this

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vacant seat, it has not yet definitively identified a candidate that meets the Board’s qualifications.  Accordingly, the Board has nominated only two individuals to serve as Class II directors at this point in time.  The Board presently intends to fill the vacant Class II director seat in the near future; however, the Amended and Restated Articles of Incorporation, if they are adopted by the Shareholders, will allow the Board to increase or decrease the size of the Board in order to more efficiently deal with vacancies going forward.  See “Proposal No. 2 – Amended and Restated Articles of Incorporation.”

The Board recommends a vote FOR the election of the two nominees for Class II director.  The following information is furnished with respect to the nominees and all continuing directors.  Unless specified, all current positions listed for a director have been held at least five years.

Name, Age, Principal	Class and Year	Year First
Occupation or Employment,	in Which Term	Became a
and Other Affiliations*	Will Expire	Director

Nominees for Class II Director

Kurt D. Mertens, 53	Class II	1997
Secretary and Treasurer, Loos Machine Shop, Inc.	2009

James F. Warsaw, 58	Class II	2005
President and Chief Executive Officer of the Company and the Bank;	2009
previously, Bank Consultant, November 2003 to December 2005

Continuing Directors

Dr. Kim A. Gowey, 55	Class I	2000
Chairman of the Company and Bank	2011
Kim A. Gowey, DDS Ltd

James P. Hager, 57	Class I	2000
General Manager, Harmony Country Cooperatives	2011

Brian B. Hallgren, 48	Class I	2000
Vice President, B&B Engineering Corporation	2011

Frederick T. Lundin, 60	Class III	2006
Koenig & Lundin SC, Certified Public Accountants	2010

James F. Melvin, 59	Class III	1992
Vice Chairman of the Company	2010
President of the Melvin Companies (concrete products, construction materials, and services)

Robert J. Schoofs, 55	Class III	2000
Chief Operating Officer, State Collection Service, Inc.; previously, Vice	2010
President, Clasen Quality Coatings, Inc. (2006-2007); Corporate General
Manager, Weather Shield Mfg., Inc. (1994-2005); and CEO, the
Peachtree Companies, Inc. (2001-2005)

* Each director of the Company is also a director of the Bank.

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Director Compensation for 2008

The following table presents the compensation of our directors for 2008.  A description of our director compensation policy and plans follows the table.

	Fees Earned			Non-Equity	Nonqualified Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name(1)	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)(2)	($)	($)	($)	($)	($)	($)

Dr. Kim A. Gowey	$27,100	–	–	–	–	–	$27,100
James P. Hager	$17,400	–	–	–	–	–	$17,400
Brian B. Hallgren	$15,600	–	–	–	–	–	$15,600
Kathryn M. Hemer	$14,125	–	–	–	–	–	$14,125
Frederick T. Lundin	$14,600	–	–	–	–	–	$14,600
James F. Melvin	$16,350	–	–	–	–	–	$16,350
Kurt D. Mertens	$17,350	–	–	–	–	–	$17,350
Robert J. Schoofs	$14,850	–	–	–	–	–	$14,850

(1)  This table excludes Mr. Warsaw.  No compensation was paid to Mr. Warsaw in 2008 for his services as a director.

(2)  Includes directors’ annual retainers that are automatically deferred under the 2005 Directors Deferred Compensation Plan and any meeting fees deferred on a voluntary basis by participating directors.

Retainer and Fees.  Mr. Warsaw did not receive any retainer or meeting fees for service on the boards of directors of the Company or the Bank in 2008.  All other directors were compensated in accordance with the following schedule:

Company		Bank

Annual Retainer		Annual Retainer
Directors	$2,100	Directors	$3,600
Chairman	$4,200	Chairman	$7,800
Vice Chairman	$3,000

Meeting Fees		Meeting Fees
Board	$ 350	Board	$ 350
Committee	$ 250	Loan Committee	$ 300
		Other Committees	$ 250
		All-day Meeting	$ 500

Directors Deferred Compensation Plans.  Each director’s annual retainer is deferred and credited to the director’s stock equivalent account under the 2005 Directors Deferred Compensation Plan.  Fees paid prior to 2005 were deferred and held under the Directors Deferred Compensation Plan.  Directors may also elect to defer Company and/or Bank meeting or committee fees and other director compensation into a stock equivalent account or a cash account.  Account balances may not be transferred between funds.  Stock equivalent units represent the number of shares of our common stock that could have been purchased with the amount of fees deferred if the fees had been paid in cash.  A director’s account under either plan is also credited with stock equivalent units representing the common stock that could have been purchased with the cash dividends earned on the accumulated stock equivalent units had they actually been issued common stock.  No actual stock is made available to the directors under the plan.  The value of stock equivalent units is determined based on the average of the closing bid

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and ask prices for the Company’s common stock as quoted on the OTC Bulletin Board on the applicable date of the payment of the retainer, meeting fees, or hypothetical dividend.  The value of the stock equivalent units in the Directors’ accounts is adjusted quarterly to reflect the change in the value of the Company’s common stock.  The liability recorded for the Directors’ Deferred Compensation accounts declined $60,583 from December 31, 2007 to December 31, 2008.  In addition to the annual retainer deferred for all directors during 2008, Dr. Gowey, Mr. Hallgren, Ms. Hemer, Mr. Lundin, Mr. Melvin, and Mr. Mertens elected to defer all or a portion of their director or meeting fees otherwise payable to them.

Deferred fees credited to the cash account are credited with interest each fiscal year at a rate equal to 400 basis points less than our return on equity for the preceding fiscal year.  The interest rate earned on deferred cash balances in 2007 and 2008 was zero.  Accounts become payable after a director’s termination of service in a lump sum or in annual installments payable over a period not to exceed five years.  Amounts payable in installments are credited with interest at a rate equal to the prime rate as published by The Wall Street Journal.  The timing and form of payments are elected by each director.  In the event a director’s service terminates because of a change in control of the Company, payment of all deferred amounts will be made in a lump sum.  A “change in control” includes the acquisition of 25% or more of the Company’s common stock by a person or group (excluding stock acquired from the Company or acquired by an employee benefit plan sponsored by the Company), a change in the composition of the Board so that the individuals on the effective date of the plan (or the successive directors approved by them) no longer constitute a majority of the directors, shareholder approval of a merger in which the Company’s shareholders will own less than 60% of the shares of the new combined entity in substantially the same proportions as immediately prior to the merger, and shareholder approval of a liquidation or dissolution of the Company.

Retirement Plan.  Directors who complete 20 years of service as a director are eligible to receive a retirement benefit equal to the retainer fees that would have been earned during their first year of retirement.  Directors who retire with less than 20 years of service receive a prorated retirement benefit (with a minimum of 50%) of the retainer fees paid by the Company and the Bank during their first year of retirement.  Retired directors remain available for consultation for a one-year period following retirement.

Beneficial Ownership of Common Stock

Beneficial Owners of More than 5%

Based on information publicly available from the SEC on the record date, no shareholder was known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock.

Ownership of Board and Management

The following table sets forth, based on statements filed with the SEC or otherwise made to us, the amount of common stock that is deemed beneficially owned on the record date by each of the directors and each of the executive officers named in the Summary Compensation table under “Executive Officer Compensation.”  The amounts indicated include, as applicable, shares

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subject to options exercisable within 60 days, shares held by spouses and minor children, and shares held indirectly in trust for the benefit of the directors and/or their spouses, children, or parents.

	Shares of Common	Percent
Name	Stock Beneficially Owned	of Class
Kim A. Gowey, DDS	62,053	3.74%
James P. Hager	2,017	*
Brian B. Hallgren	1,524	*
Kathryn M. Hemer**	3,184	*
Frederick T. Lundin	1,300	*
James F. Melvin	45,659	2.75%
Kurt D. Mertens	16,928	1.02%
Robert J. Schoofs	3,000	*
James F. Warsaw	25,326(1)	1.53%
Paul H. Ewig***	0	*
Rhonda R. Kelley	1,792(1)	*
William A. Weiland	9,306(1)	*
All directors, nominees, and executive officers as a group (12 persons)	172,089(1)	10.38%

* Less than 1%

** Ms. Hemer resigned as a director as of December 31, 2008.

*** Mr. Ewig resigned as the Company’s Chief Financial Officer as of June 30, 2008; however, Mr. Ewig continues to perform temporary services for the Company on an as-needed basis..

(1) Includes options exercisable by:  Mr. Warsaw, (6,875 shares), Mr. Ewig (0 shares), Mr. Weiland (5,829 shares) and Ms. Kelley (1,453 shares).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of our common stock (“reporting persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC.  Based solely on our review of the copies of the Section 16(a) forms received by us or upon written representations from certain of these reporting persons as to compliance with the Section 16(a) regulations, we are of the opinion that during the 2008 fiscal year, all filing requirements applicable under Section 16 to the reporting persons were satisfied.

Participation in TARP Capital Purchase Program

On February 20, 2009, as part of the United States Department of the Treasury’s Capital Purchase Program, the Company entered into a Letter Agreement with the U.S. Treasury pursuant to which the Company agreed to sell preferred stock to the U.S. Treasury.  The Company received $10 million from the U.S. Treasury in connection with this transaction, and the U.S. Treasury now holds all of the issued and outstanding preferred stock of the Company.  Because the preferred stock is non-voting (except for class voting rights on matters that would adversely affect the rights of the holders of the Company’s preferred stock), the description of the Company’s beneficial owners does not reflect the U.S. Treasury’s investment.

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Executive Officer Compensation

Summary Compensation Table for 2008

The following table sets forth the compensation awarded to, earned by, or paid by us and our subsidiaries during the year ended December 31, 2008, to our principal executive officer and each other executive officer of the Company as of December 31, 2008.

							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
		($)(1)	($)	($)	($)(2)	($)(1)	($)	($)	($)

James F. Warsaw	2008	$220,557	–	–	$10,365	–	–	$23,127(3)	$254,049
President, CEO, and	2007	$230,573	–	–	$ 5,746	–	–	$35,505	$271,824
a director of the
Company and the Bank

Paul H. Ewig*	2008	$107,006	–	–	$ 0	–	–	$ 0	$107,006
Chief Financial Officer	2007	$120,622	–	–	$ 2,979	–	–	$12,434	$136,035

Rhonda R. Kelley	2008	$ 70,433	–	–	$ 987	–	–	$ 3,522(4)	$ 74,942
Principal Accounting	2007	$ 70,615	–	–	$ 295	–	–	$ 7,061	$ 77,971
Officer

William A. Weiland	2008	$124,788	–	–	$ 5,705	–	–	$13,916(5)	$144,409
Secretary of the	2007	$130,028	–	–	$ 2,934	–	–	$20,865	$153,827
Company and
Executive Vice
President of the Bank

*  Mr. Ewig resigned as Chief Financial Officer of the Company on June 30, 2008; however, Mr. Ewig continues to perform temporary services through an agency on an as-needed basis.  The 2008 amounts shown include payments made to the agency on behalf of services performed by Mr. Ewig.

(1)  Includes compensation deferred by officers under 401(k) plan.

(2)  Amounts indicated represent the compensation expense of 2006 and 2008 option grants recognized for financial reporting purposes in 2008 under Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (“FAS 123R”).  Additional information concerning the recognition of compensation expense with respect to these grants, and the assumptions used in the calculation of compensation expense attributable to the grant of the options included in the table, is set forth in Notes 1 and 16 to the Notes to Consolidated Financial Statements included in Item 8 of the Company’s Form 10-K for the year ended December 31, 2008.

(3)  Includes contribution of $0 under 401(k) plan; $11,028 money purchase plan contribution; $10,250 for the lease value of vehicle; and $1,844 with respect to personal use of Bank vehicle.

(4)  Includes contribution of $0 under 401(k) plan and $3,522 money purchase plan contribution.

(5)  Includes contribution of $0 under 401(k) plan; $6,239 money purchase plan contribution; $6,850 for the lease value of vehicle; and $827 with respect to personal use of Bank vehicle.

11

Employment Agreement.  Mr. Warsaw is the only executive officer of the Company employed under an employment agreement.  All other executive officers are at-will employees of the Company or the Bank.  Mr. Warsaw’s employment agreement is for a period of three years unless the term of employment is terminated earlier in accordance with the terms of the agreement.  Mr. Warsaw receives an annual base salary of $230,000 and is eligible to participate in a cash bonus plan that provides for a target bonus equal to 30% of his base salary and a maximum bonus equal to 50%.  The criteria for the cash bonus plan are to be established annually by agreement between Mr. Warsaw and the Board, with 80% based on Company and Bank-wide criteria and 20% on satisfaction of individual performance goals.  Mr. Warsaw participates, on the same terms as other executives, in all of the retirement and welfare benefit plans of the Company and receives the use of an automobile.  The compensation attributable to the Company’s provision of an automobile is included in the Summary Compensation Table.  Amounts payable to Mr. Warsaw in connection with his termination of employment prior to the expiration of the term of his agreement are described under the section heading “Termination and Change in Control Payments.”

In a separate agreement, Mr. Warsaw has agreed to amend the terms of his employment agreement to comply with the provisions of the Emergency Economic Stabilization Act of 2008 (“EESA”).  Mr. Warsaw entered into the amendment to his employment agreement in connection with the company’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program, pursuant to which the Company sold preferred stock to the U.S. Treasury.  For so long as the Company’s preferred stock is held by the U.S. Treasury, Mr. Warsaw has agreed that the terms of his employment agreement will comply with the requirements of EESA.  Under EESA and rules promulgated by the U.S. Treasury, the Company is required to comply with certain limits and restrictions on executive compensation.  One of these requirements is that the Board’s compensation committee must review senior officer incentive compensation arrangements to determine whether or not those arrangements encourage “unnecessary or excessive risks” to the Company.  The term “senior executive officer” includes Mr. Warsaw and Ms. Kelley (who are the Company’s highest-ranking executive and financial officers, respectively), as well as the Company’s three highest compensated employees other than Mr. Warsaw and Ms. Kelley.  The Board’s compensation committee is required to conduct this review not later than 90 days after the U.S. Treasury’s purchase of the Company’s preferred stock (which took place on February 20, 2009) and on an annual basis thereafter.

EESA also requires that all bonuses and other incentive compensation arrangements with the Company’s executives who appear in the Summary Compensation Table meet certain requirements, including the requirement that, during the time the U.S. Treasury holds the Company’s preferred stock, the Company may recover (or “claw back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation.  Mr. Warsaw, as well as the other individuals who appear in the Summary Compensation Table, have agreed to amend their incentive compensation arrangements to comply with these provisions.

In February 2009, the United States Congress adopted amendments to EESA by adopting the American Recovery and Reinvestment Act of 2009 (“ARRA”).  The provisions of ARRA require that, among other things, financial institutions that receive less than $25 million in the TARP Capital Purchase Program refrain from paying any bonus, retention award, or incentive compensation, other than certain awards of restricted stock, to the institution’s most highly

12

compensated employee.  The Company received $10 million under the TARP Capital Purchase Program, and, accordingly, Mr. Warsaw agreed to amend his employment agreement to comply with these requirements.  The provisions of ARRA also require, among other things:

•

that the Company provide annual certifications of compliance with the executive compensation requirements of EESA and ARRA;

•

that the Company’s Board adopt a Company-wide policy regarding excessive or luxury expenditures, including excessive expenditures on entertainment, office and facility renovations, and aviation or other transportation services; and

•

that the Company refrain from adopting any compensation plan that encourages manipulation of the Company’s reported earnings to enhance the compensation of any of its employees.

The Company believes that its presently existing policies regarding executive compensation meet the requirements of EESA and ARRA, and the Company’s Board anticipates reviewing all of the requirements of EESA and ARRA in order to comply with the requirements affecting the Company.

Stock Option Grants.  All option awards indicated in the Summary Compensation Table were made pursuant to the 1999 Stock Option Plan.  Options granted after January 1, 2006, vest in four annual increments of 25% beginning on the first anniversary of the date of grant, with vesting accelerated upon optionee’s termination of employment due to death, disability, or retirement, or a change in control.  See discussion under the section heading “Termination and Change in Control Payments.”  Options must be exercised within 10 years of the date of grant, or if termination of employment occurs before 10 years under extended time periods which can range from three months for a normal termination to two years in the case of retirement.  Options are forfeitable upon a termination of employment for cause, as defined in the plan.  Options granted after January 1, 2006, contain a one-time reload feature.  The Company will issue (reload) a new grant for the number of shares required to pay for the cost of the shares being exercised and the number of shares needed to cover the related tax liability incurred when exercising the option.  Reloaded options are subject to the same maturity date as the original, although the new option price will be adjusted to reflect the market price of our stock on the date of exercise of the original option.  The reload feature is intended to encourage the exercise of options and the acquisition of actual shares of stock.  The reload feature must be exercised before termination of employment.  Each optionee has also signed a non-solicitation agreement as a further condition to exercise the options.  The non-solicitation agreement contains a one-year prohibition on soliciting Bank customers, as defined in the agreement, or performing substantially similar executive or managerial services for a competitor of the Bank whose principal office is located within specified Bank market areas.  The non-solicitation agreements also contain a two-year prohibition on the use of confidential information of the Company or the Bank.

13

Outstanding Equity Awards at Fiscal Year-End 2008

Stock options outstanding at December 31, 2008, held by the officers named in the Summary Compensation table are indicated below.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

James F. Warsaw	0	5,000(2)	–	$21.50	01/31/18	–	–	–	–
	3,750	3,750(1)	–	$36.00	01/31/16
Paul H. Ewig	0	0	–	–	–	–	–	–	–
William A. Weiland	0	3,000(2)	–	$21.50	01/31/18	–	–	–	–
	1,914	1,915(1)	–	$36.00	01/31/16
	319	–	–	$33.70	01/19/15
	375	–	–	$29.25	01/02/14
	411	–	–	$28.13	01/02/13
	379	–	–	$26.63	01/02/12
	384	–	–	$25.50	01/02/11
	340	–	–	$28.25	01/12/10
Rhonda R. Kelley	0	750(2)	–	$21.50	01/31/18	–	–	–	–
	193	193(1)	–	$36.00	01/31/16
	123	–	–	$33.70	01/19/15
	153	–	–	$29.25	01/02/14
	137	–	–	$28.13	01/02/13
	199	–	–	$26.63	01/02/12
	200	–	–	$25.50	01/02/11
	165	–	–	$28.25	01/12/10

(1) Options vest in annual increments of 25% beginning on the first anniversary of date of grant, January 31, 2006.

(2) Options vest in annual increments of 25% beginning on the first anniversary of date of grant, January 31, 2008.

Termination and Change in Control Payments

The Company maintains certain arrangements that will provide payments to officers named in the Summary Compensation table at, following, or in connection with their termination of employment or a change in control of the Company.  The following paragraphs describe those arrangements and the estimated dollar amounts of the payments to be made under such arrangements.

14

Mr. Warsaw’s Employment Agreement.  In order to assure management continuity and stability, the Company has entered into an employment and change in control agreement with Mr. Warsaw (see discussion under the section heading “Employment Agreement”).  Mr. Warsaw’s agreement provides for a three-year term of employment that expires on January 12, 2012, subject to certain termination rights of Mr. Warsaw and the Company under the terms of the agreement.  In the event of a termination by the Company without cause, Mr. Warsaw is entitled to receive a severance payment equal to one year’s salary, and $650,000 if the termination occurs within one year after, or in contemplation of, a “change in control” at the Company.  In either event, the Company will reimburse Mr. Warsaw for amounts paid by him to continue medical, health, and dental coverage for a period of eighteen months.  For purposes of this agreement, a “change in control” means:

•

the acquisition of 30% or more of the Company’s common stock by a person or group (excluding stock acquired from the Company or acquired by an employee benefit plan sponsored by the Company);

•

a change in the composition of the Board so that the incumbent directors on the effective date of the plan (or the successive directors approved by them) no longer constitute a majority of the directors;

•

shareholder approval of a merger in which (1) the Company’s shareholders will beneficially own less than 60% of the shares of the new combined entity in substantially the same proportion as shares of the Company were beneficially owned immediately prior to the merger, (2) any person will own at least 30% of the stock of the combined entity, and (3) less than a majority of the members of the board of directors of the new entity were members of the Board at the time the agreement was signed or approved by the Board; and

•

shareholder approval of a liquidation or dissolution of the Company or sale of all or substantially all of the assets of the Company, other than a sale to a corporation in which (1) the Company’s shareholders will beneficially own less than 60% of the shares in substantially the same proportion as shares of the Company were beneficially owned immediately prior to the sale, (2) any person will own at least 30% of the stock of the corporation (except to the extent such person owned 30% before such sale), and (3) less than a majority of the members of the board of directors of the new entity were members of the Board at the time the agreement of sale was signed or approved by the Board.

In the event of termination for cause, Mr. Warsaw is not entitled to any further benefits under the agreement.  “Cause” is defined under the agreement as (1) acts that result in the payment of a claim under a blanket banker fidelity bond policy; (2) any intentional and willful failure on the part of Mr. Warsaw to substantially perform his duties under the agreement; (3) any willful misconduct in the course of Mr. Warsaw’s employment that is demonstrably and materially injurious to the Company or the Bank; (4) any breach of fiduciary duty involving personal profit or the commission of certain crimes, including theft, embezzlement, misapplication of funds, unauthorized issuance of obligations, and false entries; (5) acts or omissions to act that result in the material violation by Mr. Warsaw of any policy established by the Bank that is designed to insure compliance with applicable banking, securities, employment

15

discrimination, or other laws or that cause or result in the Bank’s violation of such laws; or (6) any breach of the employment agreement by Mr. Warsaw.  The non-competition provisions of the agreement have been superceded by a non-solicitation and confidentiality agreement in a form entered into with other executive officers that prohibits competition with the Company for a period of twelve months after termination of employment.

As mentioned in the summary of Mr. Warsaw’s employment agreement above, Mr. Warsaw has agreed to amend the terms of his employment agreement to comply with the provisions of EESA.  The provisions of EESA prohibit “golden parachute payments,” which are essentially payments to a terminated executive that are not based on past service.  Mr. Warsaw entered into the amendment to his employment agreement in connection with the Company’s participation in the TARP Capital Purchase Program.  For so long as the Company’s preferred stock is held by the U.S. Treasury, Mr. Warsaw has agreed that the terms of his employment agreement will comply with the requirements of EESA.

Option Grants.  The Company’s 1999 Stock Option Plan provides that in the event of a change in control, all options become immediately vested and exercisable.  In addition, each optionee may elect, within 60 days following the change in control, to surrender the option for an immediate lump sum cash payment equal to the excess of (1) highest price in any tender or exchange offer for the Company’s stock resulting in the change in control, or (2) the highest fair market value of the Company’s stock on any day in the 60-day period ending on the effective date of the change in control.  Payments are to be made by the Company within five business days after an employee’s election to receive the lump sum value provided.  For purposes of the 1999 Stock Option Plan, a “change in control” means:

•

the acquisition of 25% or more of the Company’s common stock by a person or group (excluding stock acquired from the Company or acquired by an employee benefit plan sponsored by the Company);

•

a change in the composition of the Board so that the incumbent directors on the effective date of the plan (or the successive directors approved by them) no longer constitute a majority of the directors;

•

shareholder approval of a merger in which (1) the Company’s shareholders will beneficially own less than 60% of the shares of the new combined entity in substantially the same proportion as shares of the Company were beneficially owned immediately prior to the merger, (2) any person will own at least 25% of the stock of the combined entity, and (3) less than a majority of the members of the board of directors of the new entity were members of the Board at the time the agreement was signed or approved by the Board; and

•

shareholder approval of a liquidation or dissolution of the Company.

16

Audit Committee Report and Related Matters

Audit Committee Report

The Audit Committee assists the Board in monitoring the integrity of the Company’s financial statements and the independence and the performance of the Company’s independent auditor.  This report summarizes the actions of the Committee with respect to the Company’s financial statements for the last fiscal year.

Management has primary responsibility for the Company’s financial statements and the filing of financial reports with the SEC.  The Committee met periodically with management, internal audit personnel, and representatives of the Company’s independent auditor, to review and discuss the Company’s financial statements prior to their issuance.  Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles.  The Committee’s review of the financial statements included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Committee received from the Company’s independent auditor the written disclosure and the letter relating to the independence of the firm under the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.  The Committee also discussed with the Company’s independent auditor the independence of the firm for the purposes of expressing an opinion on the Company’s financial statements and considered whether the provision of nonaudit services is compatible with maintaining the independence of the firm.

On the basis of its reviews and discussions concerning the financial statements and the independence of the auditor described above, the Audit Committee recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Audit Committee

Frederick T. Lundin, Chair

Robert J. Schoofs

Brian B. Hallgren

17

Independent Auditor Fees

The following table presents aggregate professional fees paid or accrued during the 2008 and 2007 fiscal years in the categories specified.  All services performed received pre-approval by the Audit Committee.

	2008	2007
Audit Fees(1)	$ 79,920	$ 76,025
Audit-Related Fees(2)	16,030	8,000
Tax Fees(3)	16,605	24,830
All Other Fees(4)	0	8,710
Total	$112,555	$117,565

(1)  Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and review of SEC filings.

(2)  Audit-related fees consisted principally of audits of employee benefit plans, trust department examinations, and due diligence services, and they include fees related to accounting consultations.

(3)  Tax fees represent professional services related to tax compliance and consultation.

(4)  All other fees relate to review of Sarbanes-Oxley § 404 work in 2007.

Audit Committee Pre-Approval Policy

Audit services, audit-related services, and ongoing tax services for 2008, along with the fees for such services, were approved on a case-by-case basis by the Audit Committee prior to the performance of such services.  In granting approval for a service, the type and scope of service, the fees, whether the service is permitted to be performed by an independent auditor, and whether such service is compatible with maintaining the auditor’s independence were considered.

Proposal No. 2 – Approval of Amended and Restated Articles of Incorporation

In connection with the Company’s participation in the TARP Capital Purchase Program (described in the Beneficial Ownership of Common Stock summary above), the Company amended its Articles of Incorporation.  These amendments were approved by the shareholders at the special meeting of shareholders held on January 22, 2009, and they created a class of preferred stock.  These amendments, while necessary for the Company’s participation in the TARP Capital Purchase Program, were the most recent in a series of amendments to the Company’s Articles of Incorporation that began approximately five years after the Company was incorporated in 1985.  The series of amendments over more than 20 years has made the current version of the Company’s Articles of Incorporation relatively lengthy and complex.

In reviewing the Company’s Articles of Incorporation, as amended, in connection with the Company’s participation in the TARP Capital Purchase Program, the Board also determined that it has little flexibility in determining the exact size of the Board, in that the Board is required to have three classes with each class having at least three members.  Typically, in larger corporations with disbursed ownership, boards of directors have a greater degree of flexibility in determining the exact size of the board, so long as the exact number is between a minimum and

18

maximum range.  It is oftentimes desirable in modern corporations to grant the board of directors the authority to change its size, within a certain range, without incurring the expense associated with obtaining shareholder approval.

Based on a recommendation from the Company’s legal counsel, the Board has determined that, in light of the amendments made in connection with the TARP Capital Purchase Program and in order to streamline and modernize the Company’s Articles of Incorporation and provide the Board with a greater amount of flexibility regarding the number of directors on the Company’s Board, the Company’s Articles of Incorporation should be amended and restated.  A proposed resolution adopting the form of the Amended and Restated Articles of Incorporation is attached as Exhibit A.

Rationale for Amended and Restated Articles of Incorporation

The Company’s current Articles of Incorporation, as amended, include certain historical provisions that arise out of, among other things, the merger of the Company with predecessor companies such as North Holding Company, Inc. and MW Premier Insurance Services, Inc.  The Company’s current Articles of Incorporation also include a provision that establishes three classes of directors (Class I, Class II, and Class III), with each class being required to have at least three directors.  The requirement that each class of director include at least three members limits the ability of the Company’s Board to decrease the number of directors in a particular class based on, among other things, the availability of qualified candidates and other factors.  The proposed Amended and Restated Articles of Incorporation will delete both the irrelevant provisions relating to historical mergers involving the Company and the provision requiring the Board to have at least nine members.

Proposed Amended and Restated Articles of Incorporation

A resolution adopting the proposed Amended and Restated Articles of Incorporation is attached to this proxy statement as Exhibit A.  Annex A and Annex B to the proposed Amended and Restated Articles of Incorporation were adopted in connection with the issuance of preferred stock to the U.S. Treasury and have not been changed since the preferred stock was issued.  These provisions may not be changed without the consent and approval of the U.S. Treasury.

The Amended and Restated Articles of Incorporation will both (1) streamline and modernize the Company’s Articles of Incorporation by removing historical provisions relating to mergers, as well as other provisions that no longer have any relevance; and (2) provide the Board with additional flexibility in determining the number of directors.  Accordingly, the Board recommends a vote FOR the resolution adopting the Amended and Restated Articles of Incorporation.

19

Proposal No. 3 – Advisory (Non-Binding) Vote on Executive Compensation

In connection with the adoption of ARRA in February 2009 (described in the Executive Compensation summary above), the Company is required to permit a separate shareholder vote to approve the compensation of its executives.  Accordingly, the Company is providing its shareholders with the opportunity to endorse or not endorse the Company’s executive compensation programs by voting on the adoption of the following shareholder resolution:

RESOLVED, that the shareholders approve the compensation of executive officers as described in the Executive Compensation section of the Mid-Wisconsin Financial Services, Inc. proxy statement for the annual meeting of shareholders to be held on April 28, 2009.

As provided in ARRA, the vote by the shareholders is not binding on the Company’s Board and may not be construed as overruling a decision by the Board regarding executive compensation, nor does the vote by shareholders create or imply any additional fiduciary duty on the part of the Company’s Board.  The advisory vote above also does not restrict or limit the ability of shareholders to make proposals for inclusion in the Company’s proxy materials in accordance with SEC rules.  The Company’s Board will take the outcome of this advisory vote into consideration when considering future executive compensation arrangements.

The Company’s Board believes that the Company’s compensation procedures and policies are not excessive and are aligned with the long-term interests of the Company’s shareholders.  Accordingly, the Company’s Board recommends a vote FOR the non-binding advisory vote on executive compensation.

Proposal No. 4 – Ratification of The

Appointment of Independent Auditors

At the annual meeting, shareholders will be asked to ratify the appointment of the firm of Wipfli LLP (“Wipfli”) as independent auditor to audit our books, records, and accounts for the fiscal year ending December 31, 2009.  Although action by the shareholders in this matter is not required and is not binding should the Board believe it is appropriate to retain another firm as independent auditor, the Board believes it is appropriate to seek shareholder ratification of this appointment in light of the critical role played by the independent auditor in maintaining the integrity of our financial controls and reporting.  The firm has served as our auditor since 1990.

Representatives of Wipfli will be present at the annual meeting and will have an opportunity to make a statement or respond to appropriate questions.

The Board recommends a vote FOR the approval of the appointment of Wipfli LLP.  In the event the shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

20

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 28, 2009

This proxy statement and the 2008 Annual Report to Shareholders on Form 10-K are available for viewing, printing, and downloading at www.midwisc.com.

We will furnish to any shareholder (without charge) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission, except for exhibits, upon written or oral request to the Secretary, Mid-Wisconsin Financial Services, Inc., 132 West State Street, Medford, WI  54451.

Please sign, date, and return your proxy promptly.

21

EXHIBIT A

RESOLUTION ADOPTING AMENDED AND RESTATED ARTICLES OF INCORPORATION

RESOLVED, that the Corporation’s Articles of Incorporation be Amended and Restated to read as follows, and that the President and Chief Executive Officer and Secretary of the Company, and each of them, shall be and hereby are authorized and directed to take all actions as they deem necessary and appropriate to effect such amendment:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

MID-WISCONSIN FINANCIAL SERVICES, INC.

1.

The name of the Corporation is Mid-Wisconsin Financial Services, Inc.

2.

The following Amended and Restated Articles of Incorporation, duly adopted pursuant to the authority and provisions of Chapter 180 of the Wisconsin Statutes, supersede and take the place of the existing articles of incorporation and amendments thereto:

Article 1.  Name.  The name of the Corporation is Mid-Wisconsin Financial Services, Inc.

Article 2.  Purpose.  The purpose for which this Corporation is organized is to engage in any lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes.

Article 3.  Stock.

3.1.

The aggregate number of shares all classes of stock which the Corporation shall have authority to issue is 6,050,000.  Of these (a) 6,000,000 shares shall be common stock having a par value of $.10 (hereinafter sometimes referred to as “Common Stock”); and (b) 50,000 shares shall be shares of preferred stock without par value (hereinafter sometimes referred to as “Preferred Stock”).

3.2.

The holder of each outstanding share of Common Stock shall have one vote per share with respect to all matters submitted to a vote of shareholders.

3.3.

The Board of Directors is expressly authorized, subject to any limitation prescribed by law, to provide for the issuance of Preferred Stock without par value in one or more series and to fix the number of shares in each such series, to fix the designations and all the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of each such series, and to determine that shares of each such series shall have more than one vote, or one vote, or less than one vote, or shall have no voting rights.

3.4

See attached Annex A, Certificate of Designations, relating to the creation of Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

3.5

See attached Annex B, Certificate of Designations, relating to the creation of Fixed Rate Cumulative Perpetual Preferred Stock, Series B.

Article 4.  Preemptive Rights.  No holder of any shares of the stock of the Corporation shall have any preemptive right to purchase, subscribe for or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to purchase, subscribe for or otherwise acquire such shares.

Article 5.  Cumulative Voting.  No shareholder of this Corporation shall have cumulative voting rights in the election of directors.

Article 6.  Registered Agent and Registered Office.  The name of the registered agent is James F. Warsaw.  The address of the registered office is 132 W. State Street, P.O. Box 90, Medford, Wisconsin 54451.

Article 7.  Board of Directors.  The Board of Directors of the Corporation shall consist of such number of members as the Bylaws may provide, but not less than three (3) members nor more than eleven (11) members.  Members of the Board of Directors shall have such qualifications as may from time to time be provided by the Bylaws of the Corporation.  The Board of Directors shall be divided into three (3) classes (Class I, Class II, and Class III), which shall be as nearly equal in number as possible.  Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected.  Each director shall hold office for the term for which the director was elected and until the director’s successor shall have been elected and qualified.

3.

The foregoing amendment contains one or more amendments to the articles of incorporation and was adopted by the Board of Directors and the Shareholders, pursuant to Section 180.1003, Wisconsin Statutes.

Executed as of the _____ day of ______________, 2009.

__________________________________________

James F. Warsaw, President & CEO

Drafted By:

Return To:

Matthew D. Rowe

Anita A. Seering

Ruder Ware, L.L.S.C.

Ruder Ware, L.L.S.C.

P.O. Box 8050

P.O. Box 8050

Wausau, WI  54402-8050

Wausau, WI  54402-8050

ANNEX A

CERTIFICATE OF DESIGNATIONS

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A

Part 1.  Designation and Number of Shares.  There is hereby created out of the authorized and unissued shares of Preferred Stock of the Issuer a series of Preferred Stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series A” (the “Designated Preferred Stock”).  The authorized number of shares of Designated Preferred Stock shall be 10,000.

Part 2.  Standard Provisions.  The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

Part. 3.  Definitions.  The following terms are used in this Certificate of Designations (including the Standard Provisions in Schedule A hereto) as defined below:

(a)

“Common Stock” means the common stock, par value $.10 per share, of the Issuer.

(b)

“Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c)

“Junior Stock” means the Common Stock, and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.

(d)

“Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e)

“Minimum Amount” means $2,500,000.

(f)

“Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(g)

“Signing Date” means February 20, 2009.

Part. 4.  Certain Voting Matters.  Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

Schedule A

STANDARD PROVISIONS

Section 1.  General Matters.  Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock.  The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations.  The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.

Section 2.  Standard Definitions.  As used herein with respect to Designated Preferred Stock:

(a)

“Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b)

“Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c)

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer’s stockholders.

(d)

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(e)

“Bylaws” means the bylaws of the Issuer, as they may be amended from time to time.

(f)

“Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(g)

“Charter” means the Issuer’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h)

“Dividend Period” has the meaning set forth in Section 3(a).

(i)

“Dividend Record Date” has the meaning set forth in Section 3(a).

(j)

“Liquidation Preference” has the meaning set forth in Section 4(a).

 (k)

“Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(1)

“Preferred Director” has the meaning set forth in Section 7(b).

(m)

“Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.

(n)

“Qualified Equity Offering” means the sale and issuance for cash by the Issuer to persons other than the Issuer or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).

(o)

“Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(p)

“Successor Preferred Stock” has the meaning set forth in Section 5(a).

(q)

“Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3.  Dividends.

(a)

Rate.  Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).  Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b)

Priority of Dividends.  So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4.  Liquidation Rights.

(a)

Voluntary or Involuntary Liquidation.  In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b)

Partial Payment.  If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c)

Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.

(d)

Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.

Section 5. Redemption.

(a)

Optional Redemption.  Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the

“Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of Preferred Stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not he paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b)

No Sinking Fund.  The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c)

Notice of Redemption.  Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d)

Partial Redemption.  In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable.  Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e)

Effectiveness of Redemption.  If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.

(f)

Status of Redeemed Shares.  Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6.  Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a)

General.  The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b)

Preferred Stock Directors.  Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to till such newly created directorships at the Issuer’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors.  Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto.  Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable.  If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)

Class Voting Rights as to Particular Matters.  So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i)

Authorization of Senior Stock.  Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;

(ii)

Amendment of Designated Preferred Stock.  Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii)

Share Exchanges, Reclassifications, Mergers and Consolidations.  Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d)

Changes after Provision for Redemption.  No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e)

Procedures for Voting and Consents.  The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8.  Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.

Section 9.  Notices.  All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10.  No Preemptive Rights.  No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11.  Replacement Certificates.  The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer.  The Issuer shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.

Section 12.  Other Rights.  The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

ANNEX B

CERTIFICATE OF DESIGNATIONS

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B

Part 1.  Designation and Number of Shares.  There is hereby created out of the authorized and unissued shares of Preferred Stock of the Issuer a series of Preferred Stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series B” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 500.00500.

Part 2.  Standard Provisions.  The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

Part. 3.  Definitions.  The following terms are used in this Certificate of Designations (including the Standard Provisions in Schedule A hereto) as defined below:

(a)

“Common Stock” means the common stock, par value $.10 per share, of the Issuer.

(b)

“Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c)

“Junior Stock” means the Common Stock, and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.

(d)

“Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e)

“Minimum Amount” means $2,500,000.

(f)

“Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(g)

“Signing Date” means February 20, 2009.

Part. 4.  Certain Voting Matters.  Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

Schedule A

STANDARD PROVISIONS

Section 1.  General Matters.  Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock.  The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations.  The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.

Section 2.  Standard Definitions.  As used herein with respect to Designated Preferred Stock:

(a)

“Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b)

“Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c)

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer’s stockholders.

(d)

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(e)

“Bylaws” means the bylaws of the Issuer, as they may be amended from time to time.

(f)

“Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(g)

“Charter” means the Issuer’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h)

“Dividend Period” has the meaning set forth in Section 3(a).

(i)

“Dividend Record Date” has the meaning set forth in Section 3(a).

(j)

“Liquidation Preference” has the meaning set forth in Section 4(a).

 (k)

“Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(1)

“Preferred Director” has the meaning set forth in Section 7(b).

(m)

“Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.

(n)

“Qualified Equity Offering” means the sale and issuance for cash by the Issuer to persons other than the Issuer or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).

(o)

“Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(p)

“Successor Preferred Stock” has the meaning set forth in Section 5(a).

(q)

“Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3.  Dividends.

(a)

Rate.  Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).  Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b)

Priority of Dividends.  So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4.  Liquidation Rights.

(a)

Voluntary or Involuntary Liquidation.  In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b)

Partial Payment.  If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c)

Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.

(d)

Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.

Section 5. Redemption.

(a)

Optional Redemption.  Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the

“Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of Preferred Stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not he paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b)

No Sinking Fund.  The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c)

Notice of Redemption.  Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d)

Partial Redemption.  In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable.  Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e)

Effectiveness of Redemption.  If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.

(f)

Status of Redeemed Shares.  Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6.  Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a)

General.  The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b)

Preferred Stock Directors.  Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to till such newly created directorships at the Issuer’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors.  Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto.  Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable.  If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)

Class Voting Rights as to Particular Matters.  So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i)

Authorization of Senior Stock.  Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;

(ii)

Amendment of Designated Preferred Stock.  Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii)

Share Exchanges, Reclassifications, Mergers and Consolidations.  Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d)

Changes after Provision for Redemption.  No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e)

Procedures for Voting and Consents.  The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8.  Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.

Section 9.  Notices.  All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10.  No Preemptive Rights.  No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11.  Replacement Certificates.  The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer.  The Issuer shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.

Section 12.  Other Rights.  The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

MID-WISCONSIN FINANCIAL SERVICES, INC.

PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING

April 28, 2009

The undersigned hereby appoint(s) Kim A. Gowey and James F. Melvin, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of common stock of Mid-Wisconsin Financial Services, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 28, 2009, and at any adjournments thereof (the “Annual Meeting”).  The proxies have the authority to vote such stock as directed below with respect to the proposals set forth in the proxy statement dated March 25, 2009, with the same effect as though the undersigned were present in person and voting such shares.  The undersigned hereby revokes all proxies previously given to vote at the Annual Meeting.

The Board of Directors recommends a vote FOR all proposals.

1.

Election of Class II directors:  Kurt D. Mertens; James F. Warsaw

FOR   ☐    WITHHOLD AUTHORITY   ☐

Instruction:  To withhold authority to vote for any individual nominee(s), print the name of the nominee(s) on the line below:

____________________________________________________________________________________________________

2.

To approve the Amended and Restated Articles of Incorporation.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

3.

To approve the advisory (non-binding) vote on executive compensation.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

4.

To ratify the appointment of Wipfli LLP as independent auditor for the year ending December 31, 2009.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

(Continued and to be signed on reverse side.)

If no specific voting instructions are given, the shares represented by this proxy will be voted as recommended by the Board of Directors.

(Continued from other side)

Please sign exactly as name appears below.

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_______________________________________________

Signature

_______________________________________________

Signature if held jointly

Dated  ____________________________________, 2009

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.